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                                                                     EXHIBIT 1.1

                           Placement Agency Agreement






                                 June 1, 2001


Petkevich & Partners, LLC
501 2nd Street, Suite 710
San Francisco, CA 94107-4134
Attention: J. Misha Petkevich


Ladies and Gentlemen:

         Introductory. Incara Pharmaceuticals Corporation, a Delaware corporation (the "Company"), currently proposes to issue and sell shares of its Common Stock having an aggregate gross offering price of up to $10,000,000 pursuant to the Registration Statement defined below (the "Offering"). The Offering is proposed on the basis of selling any or all of such shares, without any minimum number of shares that must be sold. The price per share and other terms of the Offering will be agreed upon between the Company and the purchasers (the "Purchasers") who purchase the securities (the "Securities") offered and sold in the Offering. Petkevich & Partners, LLC (the "Agent") proposes to act as the Company's exclusive placement agent, on a reasonable best efforts basis, in connection with the Offering.

         The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a "shelf" registration statement on Form S-1 (File No. 333-52286) pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), and has filed with the Commission on or about June 1, 2001, under the Securities Act a Post-Effective Amendment No. 1 thereto. The prospectus, subject to completion, included in such Post-Effective Amendment No. 1 and any subsequent prospectus supplement, if any, which is marked subject to completion, used in connection with the Offering, is called for purposes of this Agreement a "preliminary prospectus." Such Post-Effective Amendment No. 1, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission or otherwise deemed effective under the Securities Act, including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 462(c) under the Securities Act, is called the "Registration Statement". Each prospectus supplement and preliminary prospectus used by the Company or Agent to confirm sales of the Securities is called the "Prospectus." If the Company files an abbreviated registration statement to register additional securities relating to the Offering pursuant to Rule 462(b) under the Securities Act (the "Rule 462(b) Registration Statement"), then from and after the date and time of filing of the Rule 462(b) Registration Statement, the term "Registration Statement" shall include the Rule 462(b) Registration Statement. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

         The Company hereby confirms its agreements with the Agent as follows:

         Section 1. Appointment and Compensation of Agent and Related Offering Terms.

         (a) Appointment. Subject to the terms and conditions of this Agreement, upon the basis of the representations, warranties and agreements herein contained, and effective upon the date hereof, the Company hereby appoints the Agent as the Company's exclusive placement agent and financial adviser in connection with the Offering. The Agent, on the basis of the covenants, representations and warranties of the Company herein, accepts such appointment on a reasonable best efforts basis. The Agent's

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reasonable best efforts to offer the Securities shall be limited to offers to those persons whom the Agent reasonably believes to be qualified institutional buyers as defined in Rule 144A under the Securities Act or other investors meeting similar financial standards. The Agent shall not make offers to "retail investors" or other persons who do not meet such financial standards. This Agreement shall not constitute or imply any commitment by the Agent to purchase any Securities or to assume any liability or otherwise assure that any or all of the Securities will be sold. The Agent shall not have authority to bind the Company. The Agent is authorized to retain other brokers or dealers who are members of the National Association of Securities Dealers, Inc. (the "NASD") to act as sub-agents on its behalf in connection with the Offering, and shall provide notice to the Company of any such retention.

         (b) Determination of Offering Price. The Company and the Purchasers shall determine the price per share and related pricing terms of Securities sold pursuant to the Offering. In connection with each sale of Securities in the Offering, the Company shall prepare, timely file with the Commission and timely deliver to each Purchaser, together with the preliminary prospectus, a prospectus supplement setting forth the public offering price of the Securities to be sold, discounts or commissions, amount of proceeds, number and type of Securities sold, and other information required by the Securities Act. In accordance with the approval of the Offering by the Company's stockholders on March 27, 2001, the price per share to the public in the Offering shall not be less than the closing sales price for the Company's Common Stock as reported on the Nasdaq National Market on the day before the Closing.

         (c) Commission. The Company shall pay to the Agent a commission consisting of (1) a cash payment equal to seven percent (7%) of the gross offering price paid to the Company at each Closing defined below for the purchase of the Securities, plus (2) a five year warrant in the form attached hereto as Exhibit A (the "Warrant") to purchase up to 80,000 shares of Common Stock, in which (i) the exercise price per share shall be one hundred and twenty-five (125%) of the gross price per share paid to the Company at each Closing, and (ii) the number of shares specified in the Warrant shall be the same proportion of 80,000 that the gross proceeds from the sale of the Securities in the Offering bears to $10 million. Such cash payment and Warrant are collectively referred to below as the "Commission".

         (d) Closing. The Company shall notify the Agent at least forty-eight
(48) hours in advance of one or more closings (each a "Closing" and collectively, the "Closing'") at which the Securities shall be sold and delivered to Purchasers against payment therefor. The Company shall deliver the cash portion of the Commission to the Agent not later than the day of each Closing, in the form of a wire transfer of the cash portion of the Commission to such account as may be specified by the Agent. The Company shall deliver to the Agent a Warrant duly executed by the Company concurrently with each Closing, based on the Securities sold in that Closing.

         (e) Agent's Expenses. The Company agrees to pay the Agent a non-accountable expense allowance equal to $30,000. The Company shall pay to the Agent the foregoing expense allowance in full upon execution of this Agreement. In addition to the foregoing, the Company agrees to pay to the Agent (i) upon request by the Agent, the filing fees incident to, and the reasonable fees and expenses of counsel for the Agent allocable to and in connection with, the NASD review and approval of the Agent's participation in the offering and distribution of the Securities, and (ii) upon request, all out-of-pocket costs and expenses incident to the travel and accommodation of the Agent's employees on such "roadshow" presentations to potential Purchasers to be reasonably agreed upon by the Company and the Agent. Except as provided in this subparagraph, the Company shall not be responsible for the payment of any other expenses of the Agent in connection with the Offering. The Company shall pay all of the Company's costs, fees and expenses related to the Offering as described pursuant to Section 4 of this Agreement.

         (f) Escrow. The Agent shall not hold, and shall not have any responsibility for collection or delivery of, funds of the Purchasers or the Securities purchased by or issued to the Purchasers. The Company shall cause funds paid by the Purchasers to be deposited, no later than 12 noon of the next business day after receipt by the Company, in an escrow with a bank pending the Closing and satisfaction of the terms of purchase, if any, agreed upon between the Company and the Purchasers. The Company shall instruct its transfer agent to deliver the Securities purchased pursuant to the Closing directly to the Purchasers or such accounts as the Purchasers may direct. In the event the Closing shall

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not occur, the Company shall refund all escrowed funds in full to those persons who paid such funds, without deduction therefrom. During the period of escrow, such Purchasers will be deemed subscribers and not stockholders. The funds in escrow will be held for the benefit of those subscribers until released to the Company in accordance with the escrow agreement, and will not be subject to the expenses of the Offering. Upon the Closing, the Company shall pay from the escrow to the Agent all sums then due to the Agent under other provisions of this Agreement. The Company shall have sole responsibility for the payment of the fees and expenses of the escrow agent and any other obligations owing to the escrow agent under the escrow agreement.

         (g) Term. The engagement of the Agent hereunder shall continue in effect until the earliest to occur of: (i) one hundred twenty (120) days after the date of this Agreement, (ii) thirty (30) days after either the Company or the Agent gives written notice of termination hereof to other, for any reason or no reason, (iii) mutual agreement of the Company and the Agent, (iv) immediately upon notice of termination by the Agent to the Company if the Agent then reasonably believes that there has occurred any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus, or (v) sale of all of the Securities contemplated hereby.

         (h) Post-Termination Payments. If the Company terminates the Agent's engagement hereunder prior to the end of the one hundred and twenty (120) day term of Section 1(g)(i) above, the Company agrees to pay to the Agent the full Commission defined above as measured against any public or private sales of securities by the Company which sales occur within one hundred and twenty (120) days after such termination to any investors who were introduced to the Company by the Agent during such engagement, or contacted by the Agent during such engagement and disclosed to the Company in writing. All payment obligations of the Company to the Agent set forth in this Section 1 shall survive the delivery of and payment for the Securities sold hereunder and any termination of the Agent's engagement, this Agreement or the escrow agreement described above.

         Section 2. Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to the Agent, as of the date hereof and as the Closing, as follows:

         (a) Compliance with Registration Requirements. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission. Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Agent for use in connection with the Offering. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each preliminary prospectus, as of its date, and the Prospectus, as amended or supplemented, as of its date and at all subsequent times through the 30th day after the Closing, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

         (b) Offering Materials Furnished to Agent. The Company has delivered to the Agent one complete conformed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and

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preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such place as reasonably requested by the Agent.

         (c) Distribution of Offering Material By the Company. In connection with the Offering, the Company has not distributed and will not distribute, prior to the end of the Offering, any offering material in connection with the offering and sale of the Securities other than a preliminary prospectus, the Prospectus or the Registration Statement.

         (d) The Agency Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (e) Authorization of the Securities. The Securities to be sold in the Offering have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

         (f) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity securities included in the Offering, except for such rights as have been duly waived.

         (g) No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change or effect, where the context so requires, is called a "Material Adverse Change" or a "Material Adverse Effect"); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and
(iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

         (h) Independent Accountants. PricewaterhouseCoopers LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent public or certified public accountants as required by the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act").

         (i) Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Selected Financial Data," "Capitalization," and "Unaudited Pro Forma Consolidated Financial Information" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement.

         (j) Company's Accounting System. The Company and each of its consolidated subsidiaries maintain a system of accounting controls sufficient to provide reasonable assurances that (i) transactions

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are executed in accordance with management's general or specific authorization;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (k) Subsidiaries of the Company. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the list of subsidiaries set forth or incorporated by reference in Exhibit 21.1 to the Registration Statement. For purposes of this Agreement, the term "Subsidiaries" means all of the Company's subsidiaries other than CPEC, LLC.

         (l) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its Subsidiaries has been duly organized and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction in which it is organized with full corporate power and authority to own its properties and conduct its business as described in the prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification.

         (m) Capitalization of the Subsidiaries. All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned Subsidiaries free and clear of any security interests, claims, liens or encumbrances.

         (n) No Prohibition on Subsidiaries from Paying Dividends or Making Other Distributions. Except for Incara Development, Ltd., no Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Prospectus.

         (o) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options or warrants described in the Prospectus). The shares of such capital stock conform in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its Subsidiaries other than those described in the Prospectus. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

         (p) Stock Exchange Listing. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market. The Company has taken no action designed to, or likely to have the effect of, terminating such registration under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq Stock Market is currently contemplating terminating such registration or delisting. The Company has not been notified by Nasdaq that it is not in compliance with any Nasdaq Stock Market Marketplace Rules, including without limitation the audit committee requirements to be certified to Nasdaq by June 14, 2001 and the qualitative and quantitative

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"maintenance" standards thereunder. Neither the Offering nor any other transactions entered into by the Company during the Offering will violate, or constitute a basis for delisting from the Nasdaq National Market, under the Nasdaq Stock Market Marketplace Rules.

         (q) No Consents, Approvals or Authorizations Required. No consent, approval, authorization, filing with or order of any court or governmental agency or regulatory body is required in connection with the transactions contemplated herein, except such as have been obtained or made under the Securities Act and such as may be required (i) under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Agent in the manner contemplated here and in the Prospectus, (ii) by the NASD and (iii) for the sale of Securities, if applicable, to persons residing outside the United States of America.

         (r) Non-Contravention of Existing Instruments Agreements. Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its Subsidiaries, (ii) the terms of any license or collaboration agreement, indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Subsidiaries is a party or bound or to which its or their property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Subsidiaries or any of its or their properties.

         (s) No Defaults or Violations. Neither the Company nor any Subsidiary is in violation or default of (i) any provision of its charter or by-laws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable, except any such violation or default which would not, singly or in the aggregate, result in a Material Adverse Change except as otherwise disclosed in the Prospectus.

         (t) No Actions, Suits or Proceedings. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a Material Adverse Effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to result in a Material Adverse Effect.

         (u) All Necessary Permits, Etc. The Company and each Subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies as are material to the conduct their respective businesses, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

         (v) Title to Properties. The Company and each of its Subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 2(i) above (or elsewhere in the Prospectus, and subject to such capitalized leases as may be described or referred to in the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such Subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any Subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use

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made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such Subsidiary.

         (w) Tax Law Compliance. The Company and its consolidated Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 2(i) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated Subsidiaries has not been finally determined. The Company is not aware of any tax deficiency that has been or might be asserted or threatened against the Company that could result in a Material Adverse Change.

         (x) Intellectual Property Rights. Each of the Company and its Subsidiaries owns or possesses adequate rights to use all patents, patent rights or licenses, inventions, collaborative research agreements, trade secrets, know-how, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Registration Statement and Prospectus and any report filed by the Company under the Exchange Act; the expiration of any owned or licensed patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not result in a Material Adverse Change that is not otherwise disclosed in the Prospectus; the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with any rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights owned or licensed by the Company except as described in the Registration Statement and Prospectus; and the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights owned or licensed by the Company which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might result in a Material Adverse Change. There is no pending or, to the knowledge of the Company, threatened claim against the Company regarding any owned or licensed patents, patent rights or licenses, inventions, collaborative research, trade secrets, know-how, trademarks, service marks, trade names or copyrights. The Company and its Subsidiaries do not in the conduct of their business as now or proposed to be conducted as described in the Prospectus infringe or conflict with any patent, trade secret or other right of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company or any of its Subsidiaries or affiliates, which such infringement or conflict is reasonably likely to result in a Material Adverse Change. There are no patents, patent rights or licenses, inventions, collaborative research, trade secrets, know-how, trademarks, service marks, trade names or copyrights owned by any of the officers, directors, or other affiliates of the Company or the Company's Subsidiaries which are used in or reasonably necessary for use in the business of the Company as now conducted or contemplated to be conducted by the Company. Except as set forth in the Prospectus, the Company is not obligated to pay any royalty, grant any license, or provide other consideration to any third party in connection with its owned or licensed patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which individually or in the aggregate might result in a Material Adverse Change.

         (y) Y2K. There are no "Year 2000" issues related to the Company, or any of its Subsidiaries, that (i) are of a character required to be described or referred to in the Registration Statement or Prospectus by the Securities Act which have not been accurately described in the Registration Statement or Prospectus or any Incorporated Document or (ii) might reasonably be expected to result in any Material Adverse Change or that might materially affect their properties, assets or rights.

         (z) No Transfer Taxes or Other Fees. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale by the Company of the Securities.

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         (aa) Company Not an "Investment Company". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and after receipt of payment for the Securities will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

         (bb) Insurance. Each of the Company and its Subsidiaries, except for Incara Development, Ltd., are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, general liability and Directors and Officers liability. The Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or
(ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

         (cc) Labor Matters. To the best of Company's knowledge, no labor disturbance by the employees of the Company or any of its Subsidiaries exists or is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, that might be expected to result in a Material Adverse Change.

         (dd) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

         (ee) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any Subsidiary or any other person required to be described in the Prospectus which have not been described as required under the Securities Act.

         (ff) No Unlawful Contributions or Other Payments. Neither the Company nor any of its Subsidiaries nor, to the best of the Company's knowledge, any employee or agent of the Company or any Subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

         (gg) Environmental Laws. (i) the Company is in compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business, except where the failure to comply would not result in a Material Adverse Change, (ii) the Company has received no notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus, (iii) the Company is not currently aware that it will be required to make future material capital expenditures to comply with Environmental Laws, and (iv) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss. 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

         (hh) Periodic Review of Costs of Environmental Compliance. There are no material costs or liabilities associated with Environmental Laws that would be required to be disclosed in the Prospectus under the Securities Act.

         (ii) ERISA Compliance. The Company and its Subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the

Company, its Subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a Subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such Subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfounded benefit liabilities" (as defined under ERISA). Neither the Company, its Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or
(ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

         (jj) Tests and Studies. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, the studies, tests and preclinical and clinical trials conducted by or on behalf of the Company that are described in the Registration Statement and the Prospectus were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific standards, except where the failure to so conduct could not reasonably be expected to have a Material Adverse Change; the descriptions of the results of such studies, tests and trials contained in the Registration Statement and the Prospectus are accurate and complete in all material respects; and the Company has not received any notices or correspondence from the U.S. Food and Drug Administration, the U.S. Department of Agriculture or any state, local or foreign governmental body exercising comparable authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company which termination, suspension or material modification could reasonably be expected to have a Material Adverse Change. All statistical and market-related data included in the Registration Statement, including without limitation references to estimated numbers of patients suffering from listed diseases, are based on or derived from sources which the Company believes to be reliable and of which the Company has written evidence in its records.

         Section 3. Additional Covenants of the Company. The Company further covenants and agrees with the Agent as follows:

         (a) Registration Statement Matters. The Company will (i) use its best efforts to cause its Common Stock to continue to be registered under Section 12 of the Exchange Act, (ii) use its best efforts to cause the Registration Statement to become and remain effective under the Securities Act, and (iii) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Agent shall not previously have been advised and furnished with a copy or to which the Agent shall have reasonably objected in writing or which is not in compliance with the Securities Act. If the Company elects to rely on Rule 462(b) under the Securities Act to register additional securities in connection with the Offering, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act prior to the time confirmations are sent or given, as specified by Rule 462(b)(2) under the Securities Act, and shall pay the applicable fees in accordance with Rule 111 under the Securities Act.

         (b) Securities Act Compliance. The Company will advise the Agent promptly (i) when any post-effective amendment to the Registration Statement shall become required under the Securities Act and when any such post-effective amendment thereto shall have become effective, (ii) of receipt of any comments relating to the Offering from the Commission, (iii) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

         (c) Blue Sky Compliance. If not otherwise exempt therefrom, the Company will use its best efforts to qualify the Securities for sale under the securities laws of such jurisdictions (both national and foreign) as the Agent may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Agent may reasonably request.

         (d) Amendments and Supplements to the Prospectus and Other Securities Act Matters. The Company will comply with the Securities Act and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the Offering as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered in connection with the Offering, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Agent or counsel for the Agent, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission, and furnish at its own expense to the Agent and to dealers, an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

         (e) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Agent, without charge, as promptly as practicable after the date hereof and ending on the date of termination of the Agent's engagement hereunder (the "Prospectus Delivery Period"), as many copies of the Prospectus and any amendments and supplements thereto (including any documents incorporated or deemed incorporated by reference therein) as the Agent may request.

         (f) Insurance. The Company shall maintain in full force and effect for a period of at least three years after the date of this Agreement the Company's existing or equivalent standard Directors and Officers liability insurance, to the extent available on commercially reasonable terms, in the minimum amount of $5 million. In addition, the Company shall use reasonable efforts to allocate $1 million of such coverage to the Agent for the purpose of providing coverage relating to the Offering and shall pay the premium required for such allocation, provided such premium does not exceed $5,000 annually.

         (g) Notice of Subsequent Events. If at any time during engagement of the Agent, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the Agent's reasonable opinion, the market price of the Securities has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from the Agent advising the Company to the effect set forth above, forthwith prepare, consult with the Agent concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to the Agent, responding to or commenting on such rumor, publication or event, in addition to the Company's obligations under other provisions hereof to amend the Registration Statement or supplement the Prospectus as required by the Securities Act.

         (h) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

         (i) Transfer Agent. The Company shall maintain, at its expense, a registrar and transfer agent for the Securities.

         (j) Nasdaq Listing. The Company shall timely list for quotation the Common Stock sold pursuant to the Offering on the Nasdaq National Market and timely comply with all notice and listing procedures in connection therewith.

         (k) Exchange Act Obligations. During the Prospectus Delivery Period, the Company shall file, on a timely basis, with the Commission all reports and documents required to be filed under the Exchange Act together with all material required to be included therein.

         (l) Agreement Not to Offer or Sell Additional Securities. During the engagement of the Agent hereunder, the Company will not offer, sell or contract to sell, or otherwise dispose of or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, or announce the offering of, its Common Stock or any securities convertible into, or exchangeable for, Common Stock; provided, however, that the Company may issue and sell any securities pursuant to (A) contracts, plans or arrangements which have been described in the Prospectus or in the documents filed by the Company pursuant to the Exchange Act, or (B) collaborative arrangements in the ordinary course of the Company's business, provided that the Company gives advance notice of such collaborative arrangements to the Agent and the Company timely amends the Registration Statement or supplements the Prospectus in respect thereof if and to the extent required by the Securities Act, and otherwise complies with the Securities Act in respect thereof.

         (m) Opinion of Counsel for the Company. The Company shall cause to be delivered to the Agent on the Closing an opinion of Wyrick Robbins Yates & Ponton, LLP, counsel for the Company, substantially in the form of Exhibit B attached hereto, dated as of the Closing, addressed to the Agent and with signed counterparts thereof for the Agent. Counsel rendering the opinion contained in Exhibit B may rely as to questions of law not involving the laws of the United States or the State of North Carolina and Delaware upon opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company, and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to the Agent.

         (n) Corporate Proceedings. The Company shall undertake all filings, corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Securities, as shall be reasonably necessary or appropriate for purposes of compliance with the Securities Act, Exchange Act, corporate and other applicable laws, and the rules and regulations of the Nasdaq Stock Market and NASD, and the Company shall furnish to the Agent or the Agent's counsel such papers and information as the Agent may reasonably request to evidence the foregoing.

         (o) No Material Adverse Change. During the Prospectus Delivery Period, the Company shall promptly notify the Agent in the event there shall have occurred any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus.

         (p) Accountants' Comfort Letter. On the Closing, the Company shall cause to be delivered to the Agent a letter from PricewaterhouseCoopers LLP, addressed to the Agent, dated as of the Closing, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations and based upon the procedures described in such letter delivered to the Agent concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than four (4) business days prior to the Closing
(i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letter shall not disclose any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus, which, in the Agent's reasonable judgment, is material and adverse and that makes it, in the Agent's reasonable judgment, impracticable or inadvisable to proceed with the public offering of the Securities as contemplated by the Prospectus. The Original Letter from PricewaterhouseCoopers LLP shall be addressed to or for the use of the Agent in form and substance satisfactory to the Agent and shall (i) represent, to the extent true, that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations, (ii) set forth their opinion with respect to their examination of the consolidated balance sheet of the Company as of September 30, 2000 and related consolidated statements of operations, shareholders' equity, and cash flows for the twelve (12) months ended September 30, 2000, (iii) state that PricewaterhouseCoopers LLP has performed the procedures set out in Statement on Auditing Standards No. 71 ("SAS 71") for a review of interim financial information and providing the report of PricewaterhouseCoopers LLP as described in SAS 71 on the financial statements for each of the quarters in the period ended March 31, 2001 (the "Interim Financial Statements"), (iv) state that in the course of such review, nothing came to their attention that leads them to believe that any material modifications need to be made to any of the Interim Financial Statements in order for them to be in compliance with generally accepted accounting principles consistently applied across the periods presented, and address other matters agreed upon by Pricewaterhouse Coopers LLP and the Agent. In addition, the Agent shall have received a letter addressed to the Company and made available to the Agent for the use of the Agent stating that PricewaterhouseCoopers LLP's review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's consolidated financial statements as of September 30, 2000, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

         (q) Officers' Certificate. The Company shall deliver to the Agent as of and at the Closing, a certificate of the Company, dated as of the Closing, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that:

         (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing;

         (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

         (iii) When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Securities Act, and in all material respects conformed to the requirements of the Securities Act; the Registration Statement and the Prospectus, and any amendments or supplements thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

         (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been
         (a) any Material Adverse Change, (b) any transaction that is material to the Company and its Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business,
         (c) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company or its Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any of its Subsidiaries that is not described or contemplated in the Prospectus and is material to the Company and its Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (f) any loss or damage (whether or not insured) to the property of the Company or any of its Subsidiaries which has been sustained or will have been sustained which has a Material Adverse Effect.

         (r) Compliance with Prospectus Delivery Requirements. The Company shall timely deliver the Prospectus to each Purchaser of Securities in the Offering.

         (s) Additional Documents. Reasonably promptly after each request therefor and on or before the Closing, the Company shall deliver to the Agent such information and documents as the Agent may have reasonably requested to enable the Agent to complete such due diligence as the Agent shall deem appropriate or to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

         (t) Lock-Up Agreements. Promptly after the date hereof, the Company shall use its best efforts to cause its directors, executive officers and individuals who beneficially hold more than 5% of the Company's outstanding Common Stock described in the Prospectus to execute and deliver to the Agent the form of Lock-Up Agreement attached hereto as Exhibit C.

         Section 4. Payment of Company Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs),
(ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities and the warrant issued to the Agent, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation by the Company and by the Company's counsel, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Agent in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada or any other country, and, if requested by the Agent, preparing and printing a "Blue Sky Survey", an "International Blue Sky Survey" or other memorandum, and any supplements thereto, advising the Agent of such qualifications, registrations and exemptions, (vii) the fees and expenses associated with including the Securities on the Nasdaq National Market, (viii) all other fees, costs and expenses referred to in Item 13 of Part II of the Registration Statement, and (ix) all costs and expenses incident to the travel and accommodation of the Company's employees on such "roadshow" presentations to potential Purchasers to be reasonably agreed upon by the Company and the Agent.

         Section 5. Indemnification and Contribution.

         (a) Indemnification of the Agent. The Company agrees to indemnify and hold harmless the Agent, the Agent's officers, employees and agents, and each person, if any, who controls the Agent within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Agent or such other person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration

Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iv) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; or (v) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company including, without limitation, slides, videos, films or tape recordings, furnished by the Company in connection with the marketing of the Securities; or (vi) any act or omission or alleged act or omission of the Agent in connection with or relating to the Securities or the Offering and which is included in, part of or referred to in loss, claim, damage, liability or action arising out of or based upon any matter covered in clauses (i) through and including (v) above (except that no such indemnity shall be available under this clause (vi) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss or other matter resulted directly from any acts or omissions of the Agent which constituted bad faith or willful misconduct of the Agent); and provided, however, that the foregoing indemnity shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising our of or based upon any untrue statement alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information about the Agent included under "Plan of Distribution" in the Registration Statement, preliminary prospectus or Prospectus and furnished to the Company by the Agent expressly for use in such sections thereof. The indemnity agreement set forth in this Section 5(a) shall be in addition to any liabilities that the Company may otherwise have.

         (b) Indemnification of the Company, its Directors and Officers. The Agent agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Agent), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that
                        --------------------------  ----------------------
such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information about the Agent included under "Plan of Distribution" in the Registration Statement, preliminary prospectus or Prospectus and furnished to the Company by the Agent expressly for use in such sections thereof; and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this
Section 5(b) shall be in addition to any liabilities that the Agent may otherwise have.

         (c) Information Provided by the Agent. The Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, hereby acknowledges that the only information that the Agent has furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth solely in the paragraph within "Plan of Distribution" in the Prospectus which begins with the sentence "Petkevich & Partners, LLC was organized and registered as a broker-dealer and became a member of the NASD in December 2000. "; and the Agent confirms that such statements are correct.

         (d) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 5 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

         (e) Settlements. The indemnifying party under this Section 5 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 5(d) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes (i) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (f) Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under
Section 5(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative benefits received by such party on the one hand and the Agent on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the such party on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Agent agree that it would not be just and equitable if contributions pursuant to this Section 5(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 5(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (g) Timing of Any Payments of Indemnification. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 5 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred, but in all cases, no later than forty-five
(45) days of invoice to the indemnifying party.

         (h) Survival. The Company's payment obligations under Section 1 hereof, the indemnity and contribution agreements contained in this Section 5 and the covenants, representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Agent or any person controlling the Agent, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Securities and payment therefor hereunder, and
(iii) any termination of this Agreement. A successor to the Agent, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 5.

         (i) Acknowledgements of Parties. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 5, and are fully informed regarding said provisions. They further acknowledge that the provisions of this
Section 5 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Securities Act and the Exchange Act.

        Section 6. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, and of the Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Agent or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

         Section 7. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Agent:

         Petkevich & Partners, LLC
         501 2nd Street, Suite 710
         San Francisco, CA 94107-4134
         Facsimile: (415) 489-2399
         Attention: J. Misha Petkevich

If to the Company:

         Incara Pharmaceuticals Corporation
         79 T. W. Alexander Drive, 4401 Research Commons, Suite 200 Post Office Box 14287
         Research Triangle Park, NC 27709-4287
         Facsimile: (919) 544-1245
         Attention: Chief Executive Officer

Any party hereto may change the address for receipt of communications by giving written notice to the others.

         Section 8. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 5, and to their respective successors, and no other person will have any right or obligation hereunder.

         Section 9. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

         Section 10. Governing Law Provisions.

         (a) Governing Law. This agreement shall be governed by and construed in accordance with the internal laws of the state of California applicable to agreements made and to be performed in such state.

         (b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "Specified Courts"), and each party irrevocably submits to the personal jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The Company and the Agent each waives any right to trial by jury in any action, claim, suit or proceeding arising under or in connection with this Agreement. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains a San Francisco office at 49 Stevenson Street, San Francisco,

California 94105, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of San Francisco.

        Section 11. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.



         [The remainder of this page has been intentionally left blank.]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                             Very truly yours,

                                 INCARA PHARMACEUTICALS CORPORATION



                             By: _______________________________________________
                                 Clayton I. Duncan
                                 Chairman, President and Chief Executive Officer

         The foregoing Agreement is hereby confirmed and accepted by the Agent as of the date first above written.

PETKEVICH & PARTNERS, LLC

By: ________________________________________
       J. Misha Petkevich

                                  Exhibit A
                   Form of Warrant to Be Issued to the Agent
                                    WARRANT

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SUCH SHARES ARE SOLD PURSUANT TO RULE 144 OF SUCH ACT.

No. ______                    Warrant to Purchase _______ Shares of Common Stock
                              (subject to adjustment)

                       WARRANT TO PURCHASE COMMON STOCK

                                      of

                      INCARA PHARMACEUTICALS CORPORATION



          This certifies that, for value received, Petkevich & Partners, LLC, or registered assigns (the "Holder") is entitled, subject to the terms set forth below, to purchase from Incara Pharmaceuticals Corporation (the "Company"), a Delaware corporation, shares of the Common Stock of the Company at any time or from time to time after ________, 2001, the date on which this Warrant is issued (the "Warrant Issue Date"), upon surrender of this Warrant, at the principal office of the Company referred to below, with the notice of exercise form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 3 below. The number, character and Exercise Price of such shares of Common Stock are subject to determination and adjustment as provided below. The term "Common Stock" shall mean the Company's presently authorized Common Stock, par value $.001 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged. The term "Warrant" as used herein shall include this Warrant, which may be one of a series of warrants issued for Common Stock, and any warrants delivered in substitution or exchange therefor as provided herein. The term "Warrant Shares" as used herein means the shares purchasable upon exercise of this Warrant. The terms "Agent", "Closing," "Purchasers" and "Offering" as used herein shall have the meanings given to them in that certain Placement Agency Agreement, dated May __, 2001, by and between the Holder and the Company.

          1.   Term of Warrant. Subject to the terms and conditions set forth
               ---------------
herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Pacific Standard Time, on ________, 2006 (the "Term").

                                       1.

          2.   Number of Shares. The number of shares for which this Warrant may
               ----------------
be exercised shall be _________ which number is equal to the same proportion of 80,000 that the gross proceeds from the sale of the shares sold in the Offering bears to $10 million. The Company shall deliver to the Holder a duly executed Warrant by the Company concurrently with each Closing based on the number of shares sold in that Closing.

          3.   Exercise Price. The exercise price at which the Holder may
               --------------
exercise this Warrant is equal to $________ per Warrant Share (the "Exercise Price"), representing one hundred and twenty-five percent (125%) of the gross price per share paid to the Company in the Offering (provided that if there is more than one Closing under the Offering, such gross price per share shall be the weighted average gross price per share sold in the Offering). The Exercise Price shall be adjusted from time to time pursuant to Section 12 hereof.

          4.   Exercise of Warrant.
               -------------------

                    (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment of the purchase price of the shares to be purchased (i) in cash or by check acceptable to the Company, (ii) by exercising the right to credit the Exercise Price against the fair market value of the Common Stock at the time of exercise (the "Net Exercise Right") pursuant to Section 4(b), or (iii) a combination of (i) and (ii).

                    (b) The Holder may elect to convert this Warrant in whole or in part as provided herein and to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election on the form of Notice of Exercise annexed hereto duly executed by such Holder or such Holder's duly authorized attorney, in which event the Company shall issue to such Holder a number of Warrant Shares computed using the following formula:

                  X =  [(A - B) divided by A] multiplied by Y

Where     X = The number of Warrant Shares to be issued to the Holder.

          Y = The number of Warrant Shares purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

          A = The fair market value of one Warrant Share (at the date of such calculation).

          B = The Exercise Price (as adjusted to the date of such calculation).

                                       2.

For purposes of this Section 1(a), the fair market value of a Warrant Share on a particular date (the "Determination Date") shall mean (i) if the Common Stock is traded on a national securities exchange or quoted on the National Association of Securities Dealers, Inc. automated quotation system ("Nasdaq") National Market System or Small Cap Market, the last sale price of the shares of Common Stock as reported by Nasdaq for the Determination Date; (ii) if the Common Stock is not traded on a national securities exchange or on Nasdaq but is traded in the over-the-counter or "bulletin board" market, then the closing price for a share of Common Stock reported for the Determination Date; and (iii) if the Common Stock is not publicly traded, then such value shall be the amount per share of Common Stock determined in good faith by the Company's Board of Directors upon a review of relevant factors.

                    (c) This Warrant shall be deemed to have been exercised as of the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

          5.   No Fractional Shares or Scrip. No fractional shares or scrip
               -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

          6.   Replacement of Warrant. On receipt of evidence reasonably
               ----------------------
satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

          7.   Rights of Stockholders. This Warrant shall not entitle its holder
               ----------------------
to any of the rights of a stockholder of the Company. Nothing in the Warrant creates any duty or obligation of the Holder to exercise this Warrant.

                                       3.

          8.   Transfer of Warrant.
               -------------------

                    (a)  Warrant Register. The Company will maintain a register
                         ----------------
(the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

                    (b)  Warrant Agent. The Company may, by written notice to
                         -------------
the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 8(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

                    (c)  Transferability and Nonnegotiability of Warrant. This
                         -----------------------------------------------
Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company. Notwithstanding the foregoing, no registration or legal opinions shall be required in connection with a transfer of this Warrant or the Warrant Shares by the Holder to (i) a member of such limited liability company or a retired member or to the estate of any such member or retired member, or (ii) a transfer to an officer or employee of the Holder as permitted by NASD rules, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 8, or (ii) a transfer made in accordance with Rule 144 of the Securities Act of 1933, as amended (the "Securities Act"). Subject to the provisions of this Warrant with respect to compliance with the Securities Act, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.


                    (d)  Exchange of Warrant Upon a Transfer. On surrender of
                         -----------------------------------
this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Securities Act and with the limitations on assignments and transfers and contained in this
Section 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise thereof.

                                       4.

                    (e)  Compliance with Securities Laws.
                         -------------------------------

                              (i)  The Holder of this Warrant, by acceptance
hereof, acknowledges that this Warrant and the Warrant Shares are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the registration or qualification requirements of the Securities Act or any state securities laws.

                              (ii) This Warrant and all shares of Common Stock
issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the form set forth at the top of the first page hereof. Any such legend on Warrant Shares shall be removed at the request of the Holder at such time as the same are eligible for resale under Rule 144(k) under the Securities Act.

          9.   Reservation of Stock. The Company covenants that during the Term
               --------------------
this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all Warrant Shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

          10.  Notices.
               -------

                    (a) In the event of any taking by the Company of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail a notice to Holder, at least fifteen (15) days prior to the date specified therein, the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and the amount and character of such dividend, distribution, right or other event.

                    (b) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

                                       5.

          11.  Adjustments. The Exercise Price and the number of shares
               -----------
purchasable hereunder are subject to adjustment from time to time as follows:

          11.1 Merger, Sale of Assets, Etc.
               ----------------------------

               (a) If at any time, while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer to which a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provisions of this Section 11.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation which are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          11.2 Reclassification, etc. If the Company at any time while this
               ----------------------
Warrant, or any portion thereof, remains outstanding and unexpired shall, by reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

                                       6.

          11.3 Split, Subdivision or Combination of Shares. If the Company at
               -------------------------------------------
any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Upon each such adjustment of the Exercise Price, the number of Warrant Shares purchasable hereunder shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

          11.4 Adjustments for Dividends in Stock or Other Securities or
               ---------------------------------------------------------
Property. If while this Warrant, or any portion hereof, remains outstanding and
--------
unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible Stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.

          11.5 Certificate as to Adjustments. Upon the occurrence of each
               -----------------------------
adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such holder, furnish or cause to be furnished to such holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

               (a)  No Impairment. The Company will not, by any voluntary
                    -------------
action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

          12.  Registration Rights.
               -------------------

               (a)  Securities. As used in this Section 12, the term
                    ----------
"Securities" means the Common Stock issuable upon exercise of this Warrant.

                                       7.

                    (b)  Registration Rights With Respect to the Securities.
                         --------------------------------------------------

                              (i)   The Company agrees that it will prepare and
file with the Securities and Exchange Commission (the "Commission"), within one hundred eighty (180 days) after the last Closing of the Offering which involves Purchasers introduced to the Company by the Holder (the "Final Agent Closing"), one (1) registration statement (on Form S-3, or other appropriate form of registration statement under the Securities Act (the "Registration Statement")), together with such state law qualifications and other compliance with applicable law, at the sole expense of the Company, in respect of Holder, so as to permit a public offering and resale of the Securities under the Securities Act by Holder. The Company shall use its best efforts to cause the Registration Statement to become effective as promptly as possible after the filing thereof and within five (5) days after Commission clearance.

                              (ii)  The Company will maintain the Registration
Statement or post-effective amendment filed under this Section 12 hereof effective under the Securities Act until the earlier of (i) the date that none of the Securities are or may become issued and outstanding, (ii) the date that all of the Securities have been sold pursuant to the Registration Statement,
(iii) the date the holders thereof receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to Holder, that the Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iv) the date all Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Securities not bearing a restrictive legend, or (v) the date all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to Holder. If, under Commission rules or policies of the Commission staff, any of the Securities for any reason cannot be included in the Registration Statement initially filed by the Company and must be included in a separate registration statement, the Company shall file all such additional registration statements as may be needed to permit Holder to offer and resell to the public all of the Securities, and the term "Registration Statement" shall for purposes of this Agreement be deemed to include all such additional registration statements.

                              (iii) All fees, disbursements and out-of-pocket
expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under this Section 12 and in complying with applicable federal and state securities laws (including, without limitation, all attorneys' and accountants' fees of the Company), shall be borne by the Company. Holder shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered and the fees and expenses of its counsel. Holder and its counsel shall have a reasonable period, of not less than five (5) business days for the Registration Statement initially to be filed hereunder and for each amendment or subsequently filed Registration Statement, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide Holder with copies of any comment letters received from the Commission and each written response thereto with respect thereto within two
(2) business days of receipt or sending thereof. The Company shall make reasonably available for inspection by Holder, any underwriter participating in any disposition pursuant to the Registration Statement,

                                       8.

and any attorney, accountant or other agent retained by such Holder or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all information reasonably requested by such Holder or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records,
                                    --------  -------
information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by such Holder and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such Holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally; and provided further that, if the foregoing inspection and information gathering
    -------- -------
would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of Holder and the other parties entitled thereto by one firm of counsel designated by and on behalf of the majority in interest of Holder and other parties. To the extent necessary, the Company shall qualify any of the Securities for sale in such states as such Holder reasonably designates. However, the Company shall not be required to qualify in any state which will require an escrow relating to the Company and/or the sellers of Securities, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply Holder with copies of the Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by Holder.

                              (iv)  If the Company delivers to Holder a
certificate signed by the Company's President and Chief Executive Officer and Chief Financial Officer to the effect that (i) the Company is aware of nonpublic information concerning the Company that has not been disclosed in the Registration Statement either by incorporation of filings made in compliance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or by information included directly in the Registration Statement, and (ii) in the good faith judgment of the Company, the disclosure of such information in the Registration Statement may have a material adverse effect on the business, operations, properties, assets, prospects or condition (financial or otherwise) of the Company (a "Material Adverse Effect"), then, Holder agrees not to effect any sales of Securities pursuant to the Registration Statement until such time as Holder (a) is advised in writing by the Company that the use of the applicable prospectus contained in such Registration Statement may be resumed,
(b) has received copies of a supplemental or amended prospectus, if applicable, and (c) has received copies of any additional or supplemental filings, if any, which are incorporated or deemed to be incorporated by reference in such prospectus.

                                       9.

                    (c)  Holder's Obligations.
                         --------------------

                              (i)   Cooperation with the Company.  Reasonably
                                    ----------------------------
promptly after specific written requests therefor by the Company, Holder will, to the extent required to be disclosed in the Registration Statement under published regulations and rules of the Commission, furnish to the Company the proposed manner of sale of the Securities and publicly available information about Holder.

                              (ii)  No Underwriter Status.  Holder shall not
                                    ---------------------
be named as an underwriter in the Registration Statement, unless and to the extent so required by specific rule or regulation of the Commission or written comment received from the Commission staff in connection with a review of the Registration Statement which the staff has not withdrawn after the Company has provided Holder a reasonable opportunity to request, through the Company's counsel, that such requirement not be imposed.

                              (iii) "Market Stand-Off" Agreement.  Holder hereby
                                    ----------------------------
agrees that it shall not sell or otherwise transfer or dispose of this Warrant or any Warrant Shares to the extent that, and during any period that, the Warrant or Warrant Shares are subject to restriction on transfer pursuant to the applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"), except as otherwise permitted in such NASD rules.

                    (d)  Registration Procedures.  In addition to the
                         -----------------------
requirements of Section 12(b), the Company shall (except as otherwise expressly provided in this Agreement), as expeditiously as possible, subject to Holder's compliance with Section 12(c)(i):

                              (i)   prepare and file with the Commission such
amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever Holder of such Securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act) and take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and (B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                              (ii)  prior to the filing with the Commission of
any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to Holder and reflect in such documents all such comments as Holder (and its counsel) reasonably may propose and furnish to Holder such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements

                                      10.

of the Act, and such other documents, as Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by Holder.

          (iii) to the extent necessary, register and qualify the Securities covered by the Registration Statement under applicable state securities laws, and do any and all other acts and things which may be reasonably necessary or advisable to enable Holder to consummate the public sale or other disposition in such jurisdictions within the United States of America of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process.

          (iv) subject to the provisions of Section 12(b)(iv) hereof, notify Holder at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment or Exchange Act filing deemed incorporated in the Registration Statement under applicable provisions of this
Section 12 as quickly as commercially possible.

          (v) as promptly as practicable after becoming aware of such event, notify Holder who holds Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission or any state authority of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension.

          (vi) cooperate with Holder to facilitate the timely preparation and delivery of certificates for the Securities to be offered pursuant to the Registration Statement and enable such certificates for the Securities to be in such denominations or amounts, as the case may be, as Holder reasonably may request and registered in such names as Holder may request; and, within three
(3) business days after a Registration Statement which includes Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Securities (with copies to Holder whose Securities are included in such Registration Statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel.

          (vii) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by Holder of the Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances.

          (viii) in the event of an underwritten offering elected by Holder, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of

                                      11.

such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and enter into and perform its obligations as the Company under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

          (ix) cause all Securities registered pursuant hereunder to be listed timely on each securities exchange or quotation system on which similar securities issued by the Company are then listed.

          (x) use its best efforts to furnish, at the request of Holder, on the date that such Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 12, if such securities are being sold through underwriters (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Holder and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Holder.

          (xi)   maintain a transfer agent and CUSIP number for its Common
Stock.

     (e) Rank. The Company shall not be precluded from granting registration
         ----
rights to other persons, provided that no such grant shall interfere with or purport to delay or subordinate any of Holder's rights under this Agreement.

     (f) Indemnification.
         ---------------

          (i) The Company agrees to indemnify, defend and hold harmless Holder, and any underwriter (as defined in the Securities Act) for Holder, and each person, if any, who controls Holder or underwriter within the meaning of the Securities Act or Exchange Act ("Selling Person") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the Selling Person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or

                                      12.

supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any violation or alleged violation by the Company of the Securities Act, Exchange Act any state securities law, or any rules or regulations of governmental agencies promulgated thereunder; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Selling Person, specifically for use in the preparation thereof. This Section 12(f) shall not inure to the benefit of any Selling Person with respect to any person asserting such loss, claim, damage or liability who purchased the Securities which are the subject thereof if, and to the extent such loss or other claim arises from the fact or alleged fact that, the Selling Person failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to time required under the Securities Act, where the Selling Person was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (ii) Each Selling Person agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Selling Person, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Selling Person may otherwise have. Notwithstanding anything to the contrary herein, the Selling Person shall not be liable under this Section 12(f) for any amount in excess of the net proceeds to such Selling Person as a result of the sale of Securities pursuant to the Registration Statement.

          (iii) Promptly after receipt by an indemnified party under this
Section 12 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 12, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 12 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party

                                      13.

shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Selling Person, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Selling Person and the indemnifying party and the Selling Person shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Selling Person (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Selling Person, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Selling Person, which firm shall be designated in writing by the Selling Person). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

          All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within ten (10) business days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder).

          (g) Contribution. In order to provide for just and equitable
              ------------
contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 12(f) hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 12(f) hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Selling Person shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys'
fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Selling Person on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Person agree that it would not be just and equitable if contribution pursuant to this Section 12(g) were determined by pro rata allocation or by any other method of

                                      14.

allocation which does not take account of the equitable considerations referred to in this Section 12(g). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 12 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Notwithstanding any other provision of this Section 12, in no event shall (i) Holder be required to undertake liability to any person under this Section 12 for any amounts in excess of the dollar amount of the net proceeds to be received by such Holder from the sale of such Holder's Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Securities are to be registered under the Securities Act and (ii) any underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Securities underwritten by it and distributed pursuant to the Registration Statement.

          (h) Listing. Upon filing of the Registration Statement, the Company
              -------
shall promptly secure the listing of the Securities upon The Nasdaq National Market or such other national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance). So long as Holder owns any of the Securities, the Company shall use its best efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Common Shares, and shall comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers and such exchanges, as applicable.

          13. Amendments.
              ----------

                (a) This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                (b) No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          14. Miscellaneous.
              -------------

          14.1 Notices. Any notice, request or other document required or
               -------
permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

                                      15.

          14.2 Binding Effect on Successor. This Warrant shall be binding upon
               ---------------------------
any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof.

          14.3 Descriptive Headings and Governing Law. The descriptive headings
               --------------------------------------
of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.


                           [Signature Page Follows]

                                      16.

          IN WITNESS WHEREOF, Incara Pharmaceuticals Corporation has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:  _________, 2001
                                           INCARA PHARMACEUTICALS CORPORATION

                                           By: _____________________________
                                                   Clayton Duncan
                                                   Chairman, President and Chief
                                                   Executive Officer



AGREED AND ACCEPTED:

PETKEVICH & PARTNERS LLC



By:  ____________________________
     J. Misha Petkevich
     Chairman and Chief Executive Officer

                               NOTICE OF EXERCISE

To:  Incara Pharmaceuticals Corporation

          (i) The undersigned hereby elects to purchase _______ shares of Common Stock of Incara Pharmaceuticals Corporation, pursuant to the terms of the attached Warrant, and

          ______ tenders herewith payment of the purchase price of such shares in full.

          ______ exercises Holder's Net Exercise Right.

                    (ii) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the registration or qualification requirements of the Securities Act of 1933, as amended, or any state securities laws.

                    (iii) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                                  ______________________________
                                                  [Name]

                                                  ______________________________
                                                  [Name]

                    (iv) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

                                                  ______________________________
                                                  [Name]

                                                  ______________________________

________________                                  ______________________________
[Date]                                            [Signature]

                                ASSIGNMENT FORM

          FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

    Name of Assignee                Address              No. of Shares
--------------------------  -----------------------  ---------------------




and does hereby irrevocably constitute and appoint ____________________ Attorney to make such transfer on the books of _____________ maintained for the purpose, with full power of substitution in the premises.

          The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the registration or qualification requirements of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

DATED:  _____________________


                                                 _______________________________
                                                 Signature of Holder


                                                 _______________________________
                                                 (Witness)

                                    Exhibit B

             Matters to be Covered in the Opinion of Company Counsel

         (i) The Company and each of the Subsidiaries (as defined in the Agreement to which this exhibit is attached) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation;

         (ii) The Company and each Subsidiary has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus;

         (iii) The Company and each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a Material Adverse Effect. To such counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than [list subsidiaries];

         (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the captions "Capitalization" and "Description of Capital Stock" as of the dates stated therein, the issued and outstanding shares of capital stock of the Company outstanding prior to the issuance of the Securities have been duly and validly issued and are fully paid and nonassessable, and, to such counsel's knowledge, have not been issued in violation of or subject to any preemptive right arising under the certificate of incorporation or Delaware General Corporation Law, co-sale right, right of first refusal or other similar right, other than any registration rights described in Opinion (xix) hereof;

         (v) All issued and outstanding shares of capital stock of each Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and, to such counsel's knowledge, have not been issued in violation of or subject to any preemptive right arising under the certificate of incorporation or Delaware General Corporation Law, co-sale right, right of first refusal or other similar right, other than any registration rights described in Opinion (xix) hereof and, to such counsel's knowledge, are owned by the Company free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest;

         (vi) The Securities to be issued by the Company pursuant to the terms of this Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms hereof, will be duly and validly issued and fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive right, co-sale right, right of first refusal or other similar right, other than any registration rights described in Opinion
         (xix) hereof.

         (vii) The Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver the Securities to be issued and sold by it hereunder;

         (viii) This Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Agent, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles (whether relief is sought in a proceeding at law or in equity);

         (ix) The Registration Statement as amended prior to the Closing has become effective on ________, 2001, under the Securities Act, the Prospectus has been filed with the Commission pursuant to Rule 424(b)(_) under the Securities Act on ________, 2001, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

         (x) To the best of such counsel's knowledge, the Company has filed all the material required to be filed, and has filed all reports required to be filed, pursuant to the Exchange Act for a period of at least 15 calendar months immediately preceding the date of such opinion;

         (xi) The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements (including supporting schedules) and financial data derived therefrom as to which such counsel need express no opinion), as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Securities Act;

         (xii)  The information in the Prospectus under the caption
         "Description of Capital Stock," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is a fair summary of such matters and conclusions; and the forms of certificates evidencing the Securities comply with Delaware law;

         (xiii) The description in the Registration Statement and the Prospectus of the charter and bylaws of the Company and of statutes discussed under the heading "Description of Capital Stock" are accurate and fairly present the information required to be presented by the Securities Act;

         (xiv) To such counsel's knowledge, there are no agreements, contracts, leases or documents to which the Company or any of its Subsidiaries is a party of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein or filed as required;

         (xv) The performance of this Agreement and the consummation of the transactions herein contemplated (other than performance of the Company's indemnification obligations hereunder, concerning which no opinion need be expressed) will not (a) result in any violation of the Company's charter or bylaws or (b) to such counsel's knowledge, result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, agreement or contract which has been filed as an exhibit to any filings by the Company with the Commission and to which the Company or any of its Subsidiaries is a party or by which its properties are bound, or any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries, or over any of their properties or operations;

         (xvi) No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries, or over any of their properties or operations is necessary in connection with the consummation by the Company of the transactions herein contemplated, except (i) such as have been obtained under the Securities Act, (ii) such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Securities, (iii) such as may be required by the NASD and (iv) such as may be required under the federal or provincial laws of Canada;

         (xvii) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Company or any of its Subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus by the Securities Act or by the

         Exchange Act or the applicable rules and regulations of the Commission thereunder, other than those described therein;

         (xviii) To such counsel's knowledge, neither the Company nor any of its Subsidiaries is presently (a) in material violation of its respective charter or bylaws, or (b) in material breach of any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries, or over any of their properties or operations; and

         (xix) To such counsel's knowledge, except as set forth in the Registration Statement and Prospectus, no holders of securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having rights known to such counsel to registration of such securities, because of the filing of the Registration Statement by the Company, have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement or have included securities in the Registration Statement pursuant to the exercise of and in full satisfaction of such rights.

         (xx) The Company is not and, after giving effect to the offering and the sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         (xxi) To such counsel's knowledge, the issuance of the Securities pursuant to the Offering does not and will not result in any (i) adjustment of the conversion or exercise rate or price of any securities convertible into or exercisable for Common Stock, or (ii) otherwise result in any holders of the Company's capital stock, options, debt or other securities becoming entitled to any increased or accelerated vesting, preferences, privileges, distributions, payments or other rights or benefits under any agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which its properties are bound, or under the Company's charter or bylaws.

         In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company and the Agent and the Agent's Counsel, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads them to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing, the Registration Statement and any amendment or supplement thereto, when such documents became effective or were filed with the Commission (other than the financial statements including supporting schedules and other financial and statistical information derived therefrom, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing, the Registration Statement, the Prospectus and any amendment or supplement thereto (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall also state the Company is eligible to file a registration statement on Form S-1 and use the Prospectus in the manner contemplated herein for purposes of the Offering.

                                    Exhibit C

                            Form of Lockup Agreement

        DIRECTOR, EXECUTIVE OFFICER AND 5% STOCKHOLDER LOCK-UP AGREEMENT

                       INCARA PHARAMACEUTICALS CORPORATION

                              _______________, 2001

Petkevich & Partners, LLC
501 Second Street, Suite 710
San Francisco, CA 94107

                            Re: INCARA PHARAMACEUTICALS CORPORATION
                                LOCK-UP AGREEMENT

Ladies and Gentlemen:

The undersigned understands that you (the "Agent") propose to enter into a Placement Agency Agreement (the "Agency Agreement") with INCARA PHARAMACEUTICALS CORPORATION, a Delaware corporation (the "Company"), providing for the public offering (the "Public Offering") on a best efforts basis of certain shares of the Common Stock of the Company (the "Common Stock") to be issued and sold by the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agency Agreement.

In consideration of the Agent's services to the Company, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Agent, the undersigned will not, for a period commencing on the date of this letter and ending on the earlier of (i) ninety (90) days after the date of the last sale of shares of Common Stock pursuant to the Public Offering or (ii) December 30, 2001: (A) directly or indirectly, offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities of the Company which are substantially similar to the Common Stock, including but not limited to any securities convertible into or exercisable or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities or (B) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any such substantially similar securities, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the undersigned's Common Stock even if such Common Stock would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the undersigned's Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such Common Stock.

If the Agency Agreement does not become effective and executed by the parties thereto on or before June 30, 2001, or if the Agency Agreement is terminated prior to any sale of shares in the Public Offering, or if the Company shall fail to complete any sales of shares in the Public Offering prior to September 30, 2001, or if the Company shall earlier terminate the Public Offering without selling any shares of Common Stock pursuant thereto, the undersigned shall automatically be released from all obligations of this Lock-Up Agreement.

Notwithstanding the foregoing, the undersigned may transfer the undersigned's Common Stock (i) as a BONA FIDE gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, or
(ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or
(iii) in the case of individual officers of the Company, solely for purposes of sales of such number of shares as may be necessary from time to time to fund federal, state and local income taxes on issuances of restricted stock to such individual officers under the Company's restricted stock plan for such individuals. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned now has, and, except as contemplated above, for the duration of this Lock-Up Agreement will have, good and marketable title to the undersigned's Common Stock.

In addition, without the prior written consent of the Agent, the undersigned shall not, during the Lock-Up Period, exercise "registration rights" or otherwise make any demand for or exercise any right with respect to, the registration with the Securities and Exchange Commission of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the Agent is entering into the Agency Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State California, without regard to the conflicts of laws principles thereof.

                                       Very truly yours,


                                            ____________________________________

                                            Print Name:




Accepted as of the date first set forth above:

Petkevich & Partners, LLC.


By: _______________________________
    Name:
    Title:

                                      C-2